Exhibit 99.2

STOCKHOLDER VOTING AGREEMENT

STOCKHOLDER VOTING AGREEMENT (this “Agreement”) dated as of May 27, 2013 between Zeneca, Inc., a Delaware corporation (“Parent”), and Gerald L. Wisler (“Stockholder”).

WHEREAS, in order to induce Parent and Merger Subsidiary to enter into that certain Agreement and Plan of Merger dated as of the date hereof (as amended from time to time, the “Merger Agreement”) with Omthera Pharmaceuticals, Inc., a Delaware corporation (the “Company”), Parent has requested Stockholder, and Stockholder has agreed, to enter into this Agreement with respect to all Shares that Stockholder beneficially owns (for the purposes of this Agreement, as defined in Rule 13d-3 of the Securities Exchange Act of 1934, as amended) as of the date hereof, as set forth on the signature page hereto (the “Covered Shares”).

NOW, THEREFORE, the parties hereto agree as follows:

ARTICLE 1
VOTING AGREEMENT; GRANT OF PROXY

Section 1.01.  Voting Agreement.

(a)                       From the date hereof until termination of this Agreement in accordance with Section 5.03, Stockholder hereby agrees:

(i)             to vote or exercise his right to consent with respect to the Covered Shares that Stockholder is entitled to vote at the time of any vote or action by written consent in favor of any proposal (A) to adopt the Merger Agreement, the Merger and all agreements related to the Merger and any actions related thereto at any meeting of the stockholders of the Company, and at any adjournment thereof, at which such Merger Agreement and other related agreements (or any amended version thereof), or such other actions, are submitted for the consideration and vote of the stockholders of the Company and (B) to adjourn or postpone such meeting to a later date if there are not sufficient votes for adoption of the Merger Agreement; and

(ii)          that he will not vote any of the Covered Shares in favor of, or consent to, and will vote against and not consent to, the approval of any (A) Acquisition Proposal, (B) reorganization, recapitalization, liquidation or winding-up of the Company or any other extraordinary transaction involving the Company other than the Merger or (C) corporate action the consummation of which would frustrate the purposes, or prevent or delay the consummation, of the transactions contemplated by the Merger Agreement.

(b)                       Notwithstanding anything to the contrary herein, this Section 1.01 shall not require Stockholder to vote or exercise his right to consent with respect to the Covered Shares to amend the Merger Agreement or take any action that results or could result in the amendment or modification, or a waiver of a provision therein, in any such case, in a manner that decreases the amount or changes the form of the Merger Consideration.

Section 1.02.  Other Voting Rights.  Notwithstanding anything to the contrary herein, Stockholder shall remain free (i) to vote or exercise his right to consent with respect to the Covered Shares with respect to any matter not covered by Section 1.01 in any manner Stockholder deems appropriate; provided that such vote or consent would not reasonably be expected to frustrate the purposes, or prevent or delay consummation, of the transactions contemplated by the Merger Agreement and (ii) to vote or exercise his right to consent with respect to any Shares that are not Covered Shares in any manner Stockholder deems appropriate.

Section 1.03.  Irrevocable Proxy.  Stockholder hereby revokes any and all previous proxies granted with respect to the Covered Shares in connection with any of the matters covered by Section 1.01.  By entering into this Agreement, Stockholder hereby grants a proxy appointing Parent as Stockholder’s attorney-in-fact and proxy, with full power of substitution, for and in Stockholder’s name, to vote, express consent or dissent, or otherwise to utilize such voting power, in each case solely to the extent and in the manner specified in Section 1.01.  The proxy granted by Stockholder pursuant to this Section 1.03 is irrevocable and is granted in consideration of Parent entering into this Agreement and the Merger Agreement and incurring certain related fees and expenses.  The proxy granted by Stockholder shall be deemed revoked automatically upon termination of this Agreement in accordance with its terms.

ARTICLE 2
REPRESENTATIONS AND WARRANTIES OF STOCKHOLDER

Stockholder represents and warrants to Parent that:

Section 2.01.  Corporation Authorization.  The execution, delivery and performance by Stockholder of this Agreement and the consummation by Stockholder of the transactions contemplated hereby are within the capacity of Stockholder.  This Agreement constitutes a valid and binding Agreement of Stockholder, enforceable against Stockholder in accordance with its terms, subject only to the effect of any applicable bankruptcy, insolvency, moratorium or similar law affecting creditors’ rights generally and to rules of law governing specific performance, injunctive relief and other equitable remedies.  If Stockholder is married and Stockholder’s Covered Shares constitute community property under

Applicable Law, this Agreement has been duly authorized, executed and delivered by, and constitutes the valid and binding agreement of, Stockholder’s spouse, subject to the effect of any applicable bankruptcy, insolvency, moratorium or similar law affecting creditors’ rights generally and to rules of law governing specific performance, injunctive relief and other equitable remedies.  If this Agreement is being executed in a representative or fiduciary capacity, the Person signing this Agreement has full power and authority to enter into and perform this Agreement.

Section 2.02.  Non-Contravention.  The execution, delivery and performance by Stockholder of this Agreement and the consummation of the transactions contemplated hereby do not and will not (i) violate any Applicable Law, (iii) conflict with or violate or require any consent, approval, notice or other action by any Person under, constitute a default under, or give rise to any right of termination, cancellation or acceleration or to a loss of any benefit to which Stockholder is entitled under any provision of any agreement or other instrument binding on Stockholder or any of Stockholder’s properties or assets, including, without limitation, the Covered Shares or (iv) result in the imposition of any Lien on any asset of Stockholder.

Section 2.03.  Ownership of Covered Shares.  Stockholder (together with Stockholder’s spouse if Stockholder is married and the Covered Shares constitute community property under Applicable Law) is the record and beneficial owner of the Covered Shares, free and clear of any Lien and any other limitation or restriction (including any restriction on the right to vote or dispose of the Covered Shares except pursuant hereto).  Except for this Agreement, none of the Covered Shares is subject to any voting agreement, voting trust or other agreement or arrangement, including any proxy, consent or power of attorney, with respect to the voting of the Covered Shares.

Section 2.04.  Total Shares.  Except for the Shares beneficially owned by Stockholder that are set forth on the signature page hereto, Stockholder does not beneficially own any (i) shares of capital stock or other voting securities of or ownership interests in the Company, (ii) securities of the Company convertible into or exchangeable for shares of capital stock or other voting securities of or ownership interests in the Company, or (iii) warrants, calls, options or other rights to acquire from the Company any capital stock or other voting securities or ownership interests in or any securities convertible into or exchangeable or exercisable for capital stock or other voting securities or ownership interests in the Company.

Section 2.05.  Absence of Litigation.  There is no action, suit, investigation or proceeding pending against or, to the knowledge of Stockholder, threatened against or affecting Stockholder or any of his Affiliates before or by any Governmental Authority or arbitrator that could reasonably be expected to impair the ability of Stockholder to perform his obligations hereunder on a timely basis.

Section 2.06.  Finder’s Fees.  No investment banker, broker, finder or other intermediary is entitled to a fee or commission from Parent, the Company or any of their respective Affiliates in respect of this Agreement or the Merger Agreement based upon any arrangement or agreement made by or on behalf of Stockholder.

ARTICLE 3
REPRESENTATIONS AND WARRANTIES OF PARENT

Parent represents and warrants to Stockholder:

Section 3.01.  Corporation Authorization.  The execution, delivery and performance by Parent of this Agreement and the consummation by Parent of the transactions contemplated hereby are within the corporate powers of Parent and have been duly authorized by all necessary corporate action.  This Agreement constitutes a valid and binding agreement of Parent, enforceable against Parent in accordance with its terms, subject only to the effect of any applicable bankruptcy, insolvency, moratorium or similar law affecting creditors’ rights generally and to rules of law governing specific performance, injunctive relief and other equitable remedies.

ARTICLE 4
COVENANTS OF STOCKHOLDER

Stockholder hereby covenants and agrees that:

Section 4.01.  No Proxy, Transfer of Voting Rights or Encumbrance with respect to Covered Shares.  Stockholder shall not, without the prior written consent of Parent, directly or indirectly, (i) grant any proxy, consent or power of attorney, or enter into any voting trust or other agreement or arrangement, in each case with respect to the voting of any Covered Shares or (ii) sell, assign, transfer, encumber or otherwise dispose of (except by will or under the laws of intestacy), or enter into any contract, option or other arrangement or understanding with respect to, the direct or indirect sale, assignment, transfer, encumbrance or other disposition of any of the Covered Shares during the term of this Agreement.  Stockholder shall not seek or solicit any such acquisition or sale, assignment, transfer, encumbrance or other disposition or any such contract, option or other arrangement or understanding and agrees to notify Parent promptly, and to provide all details requested by Parent, if Stockholder shall be approached or solicited, directly or indirectly, by any Person with respect to any of the foregoing.

Section 4.02.  Other Offers.  Stockholder shall not, and Stockholder shall not authorize or permit any of his Representatives to, directly or indirectly, (i) solicit, initiate or take any action to knowingly facilitate or knowingly encourage the submission of any Acquisition Proposal, or (ii) (A) enter into or participate in any discussions or negotiations with, furnish any non-public information relating to the Company or afford access to the business, properties, assets, books or records of the Company to, or (B) knowingly assist, knowingly participate in, knowingly facilitate or knowingly encourage any effort by, any Third Party that has made, is seeking (to the knowledge of the Stockholder) to make an Acquisition Proposal (the activities specified in clause (ii)(A) being hereinafter referred to as the “Restricted Activities”).  Stockholder will notify Parent promptly (and in no event more than 24 hours) after receipt by Stockholder of an Acquisition Proposal, any notice that any Person is considering making an Acquisition Proposal, any request (A) for non-public information relating to the Company or (B) for access to the business, properties, assets, books or records of the Company by any Person that has made or is seeking (to the knowledge of the Stockholder) to make an Acquisition Proposal and will keep Parent fully informed of the status and details of any such Acquisition Proposal, indication or request.  Notwithstanding the foregoing, if the Company is engaging in Restricted Activities that the Board of Directors has determined in good faith are in compliance with Section 6.04 of the Merger Agreement, Stockholder and his Representatives may participate with the Company in such Restricted Activities.

Section 4.03.  Disclosure of Information Regarding Stockholder.  Stockholder hereby (i) consents to and authorizes the publication and disclosure by Parent of Stockholder’s identity and holding of Covered Shares, and the nature of Stockholder’s commitments, arrangements and understandings under this Agreement, and any other information relating to Stockholder reasonably required under Applicable Law to be included in any document to be filed with the SEC in connection with the Merger or any of the other transactions contemplated by the Merger Agreement and (ii) agrees to notify Parent as promptly as practicable of any inaccuracies or omissions with respect to any information relating to such Stockholder supplied by Stockholder specifically for use or incorporation by reference in any such document.

Section 4.04.  Waiver of Appraisal and Dissenters’ Rights and Actions.  Stockholder hereby (i) waives and agrees not to exercise any rights (including under Section 262 of Delaware Law) to demand appraisal of any Covered Shares and any other Shares that Stockholder beneficially owns, or rights to dissent from the Merger which may arise with respect to the Merger under Applicable Law and (ii) agrees not to commence or participate in any class action with respect to, any claim, derivative or otherwise, against Parent, Merger Subsidiary, the Company or any of their respective Affiliates relating to the negotiation, execution or delivery of this Agreement or the Merger Agreement or the consummation of the Merger, including any such claim (A) challenging the validity of, or seeking to enjoin the operation of, any provision of this Agreement or (B) alleging a breach of any fiduciary duty of the Board of Directors of the Company in connection with the Merger Agreement or the transactions contemplated thereby.

Section 4.05.  Directors and Officers.  Notwithstanding any provision of this Agreement to the contrary, nothing in this Agreement shall limit, restrict or otherwise affect Stockholder or any of his Representatives or Affiliates, in his or their capacity as a director or officer of the Company, or any designee of Stockholder who is a director or officer of the Company, from acting in such capacity or voting in such person’s sole discretion on any matter (it being expressly acknowledged by Parent that this Agreement shall apply to Stockholder solely in Stockholder’s capacity as the beneficial owner of the Covered Shares).  Parent shall not assert any claim that any action taken by Stockholder or any of his Representatives or Affiliates in his or their capacity as a director or officer of the Company violates any provision of this Agreement.

ARTICLE 5
MISCELLANEOUS

Section 5.01.  Other Definitional and Interpretative Provisions.  Unless specified otherwise, in this Agreement the obligations of any party consisting of more than one person are joint and several.  The words “hereof,” “herein” and “hereunder” and words of like import used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.  The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.  References to Articles and Sections are to Articles and Sections of this Agreement unless otherwise specified.  Any singular term in this Agreement shall be deemed to include the plural, and any plural term the singular.  Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation,” whether or not they are in fact followed by those words or words of like import.  “Writing,” “written” and comparable terms refer to printing, typing and other means of reproducing words (including electronic media) in a visible form.  References to any agreement or contract are to that agreement or contract as amended, modified or supplemented from time to time in accordance with the terms hereof and thereof.  References to any Person include the successors and permitted assigns of that Person.  References from or through any date mean, unless otherwise specified, from and including or through and including, respectively.

Section 5.02.  Further Assurances.  Parent and Stockholder will each execute and deliver, or cause to be executed and delivered, all further documents and instruments as the other party may reasonably request and use its reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under Applicable Law to consummate and make effective the transactions contemplated by this Agreement.

Section 5.03.  Amendments; Termination.  Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this

Agreement or in the case of a waiver, by the party against whom the waiver is to be effective.  This Agreement, and all obligations, terms and conditions contained herein, shall automatically terminate without any further action required by any Person upon the earliest to occur of (i) the Effective Time and (ii) the termination of the Merger Agreement in accordance with its terms.  In addition to the foregoing, this Agreement may be terminated by Stockholder upon written notice to Parent at any time following (A) an Adverse Recommendation Change or (B) the making of any change, by amendment, waiver or other modification, to any provision of the Merger Agreement that decreases the amount or changes the form of the Merger Consideration.  Notwithstanding the foregoing, the provisions of this Section 5.03 and Sections 5.01, 5.05, 5.07, 5.08, 5.09, 5.13 and 5.14 shall survive any termination of this Agreement.  Nothing in this Section 5.03 and no termination of this Agreement shall relieve any party hereto from any liability or damages incurred or suffered by the other party to the extent such liabilities or damages were the result of fraud or the willful and intentional breach by a party of any of its representations, warranties, covenants or other agreements set forth in this Agreement.

Section 5.04.  No Ownership Interest.  Nothing contained in this Agreement shall be deemed to vest in Parent any direct or indirect ownership or incidence of ownership of or with respect to any Covered Shares.  All rights, ownership and economic benefits of and relating to the Covered Shares shall remain vested in and belong to Stockholder, and Parent shall have no authority to direct Stockholder in the voting or disposition of any of the Covered Shares, except as otherwise provided herein.

Section 5.05.  Expenses.  All costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense.

Section 5.06.  Successors and Assigns.  The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that no party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of the other parties hereto, except that Parent may transfer or assign its rights and obligations to any Affiliate of Parent.

Section 5.07.  Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflicts of law rules of such state.

Section 5.08.  Jurisdiction.  The parties hereto agree that any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby (whether brought by any party or any of its Affiliates or against any party or any of its Affiliates) shall be brought in the Delaware Chancery Court or, if such court shall not have jurisdiction, any federal court located in the State of Delaware or other Delaware state court, and each of the parties hereby irrevocably consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.  Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court.  Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 5.13 shall be deemed effective service of process on such party.

Section 5.09.  WAIVER OF JURY TRIAL.  EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 5.10.  Counterparts; Effectiveness.  This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received counterparts hereof signed by all of the other parties hereto.  Until and unless each party has received a counterpart hereof signed by the other party hereto, this Agreement shall have no effect and no party shall have any right or obligation hereunder (whether by virtue of any other oral or written agreement or other communication).

Section 5.11.  Severability.  If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated. Upon such a determination, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

Section 5.12.  Specific Performance.  The parties hereto agree that irreparable damage would occur if any provision of this Agreement were not performed in accordance with the terms hereof and that the non-breaching party shall be entitled to an injunction or injunctions to prevent breaches of this Agreement or to enforce specifically the performance of the terms hereof, in addition to any other remedy to which they are entitled at law or in equity.

Section 5.13.  Notices.  All notices, requests and other communications to any party hereunder shall be in writing (including facsimile transmission) and shall be given:

if to Parent, to:

Zeneca, Inc.
1800 Concord Pike
Wilmington, Delaware 19850-5437
Attention: Richard Kenny, Assistant General Counsel, Legal Department
Facsimile No.: (302) 885-6862

with a copy to:

Davis Polk & Wardwell LLP
450 Lexington Avenue
New York, New York 10017
Attention: Paul R. Kingsley
Facsimile No.: (212) 701-5800

if to Stockholder, to the address set forth in the signature page hereof, or to such other address or facsimile number as such party may hereafter specify for the purpose by notice to the other parties hereto.  All such notices, requests and other communications shall be deemed received on the date of receipt by the recipient thereof if received prior to 5:00 p.m. on a business day in the place of receipt.  Otherwise, any such notice, request or communication shall be deemed to have been received on the next succeeding business day in the place of receipt.

Section 5.14.  Defined Terms.  Unless otherwise defined herein, all defined terms set forth in in the Merger Agreement shall, for purposes of this Agreement, have the meanings ascribed to such terms in the Merger Agreement.

Section 5.15.  No Partnership, Agency or Joint Venture.  This Agreement is intended to create, and creates, a contractual relationship and is not intended to create, and does not create, any agency, partnership, joint venture or any like relationship between the parties hereto.

Section 5.16.  No Third Party Beneficiaries.  Nothing expressed or referred to in this Agreement will be construed to give any person, other than the parties to this Agreement, any legal or equitable right, remedy or claim under or with respect to this Agreement or any provision of this Agreement

Section 5.17.  Entire Agreement.  This Agreement constitutes the entire agreement between the parties with respect to the subject matter of this Agreement and supersedes all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter of this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

ZENECA, INC.

By:	/S/ STEPHEN F. MOHR
	Name:	Stephen F. Mohr
	Title:	Chairman & President

[SIGNATURE PAGE TO VOTING AGREEMENT]

GERALD L. WISLER

By:	/S/ GERALD L. WISLER

Class of Capital Stock	Total Number of Shares Beneficially Owned by Stockholder
Common Stock, par value $0.001 per share	661,546

[SIGNATURE PAGE TO VOTING AGREEMENT]